UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2006

Commission File Number: 000-1289223

NEWPORT GOLD , INC.

(Exact name of registrant as specified in its chapter)

Nevada

000-00000

---------------------------------------------------------------------------------------------------

       (State or other

(IRS Employer

jurisdiction of incorporation)

Identification No.)

220 – 1495 Ridgeview Drive, Reno, Nevada 89509

(Address of principal executive offices) (Zip Code)

905-542-4990

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below0:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

This document includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statement regarding industry prospects, the consummation of the transactions described in this document and the Company’s expectations regarding the future performance of its businesses and its financial position are forward-looking statements.  The forward-looking statements are subject to numerous risks and uncertainties.

Item 1.01

Entry into a Material Definitive Agreement

On November 17, 2006, the Company entered into an agreement to acquire a 20% interest in an option of which 50% is presently owned by 9 individuals.  In consideration for the acquisition the Company will issue 2,200,000 shares of restricted common shares of its stock as set out in Schedule B.

The Company will have an option to acquire the balance of the 50% interest from the 9 individuals.

See Exhibit 10.

Item 3.02

Unregistered Sales of Equity Securities

On October 31, 2006, the Registrant had 12,075,000 shares of common stock outstanding.  On November 24, 2006 the Registrant issued 2,200,000 shares of restricted common stock to 9 individuals as described in Item 1.01 above.  An additional 300,000 shares of restricted common shares were also issued to Noront Resources Inc., the holder of the property.  The common shares totaling 2,500,000 shares are all issued under the Regulation S exemption for property.  These shares cannot be sold or issued to a U.S. person or through a U.S. stock exchange for a period of 1 year.  The recipients are all at arm’s length with respect to each other and are not related to the Company(i.e. Directors or Officers) and no person or party is an U.S. resident/citizen or entity.  These shares are issued for an option on a mineral property.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1

Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.

Newport Gold, Inc.

By:

Derek Bartlett

------------------------------------

Derek Bartlett, President

Date:  November 27, 2006

Exhibit 10.1

OPTION AGREEMENT

THIS AGREEMENT made as of this 24th day of November, 2006

BETWEEN:

Gloria Meyers; Richard Frigault; Nina Petersen; Melissa Monaghan; Norma Potashnyz; John Evans; Angelo Froudakis; Jim Cooper; Keith Howell

(hereinafter referred to as the “Optionors”)

-and-

Newport Gold, Inc.

(hereinafter referred to as the “Optionee”)

WHEREAS:

A.  The Optionors have an option to earn a 50% interest of certain mineral exploration rights or permits covering the property more particularly described in Schedule “A” attached hereto and located in Inner Mongolia of the Peoples Republic of China;

B.  BaoTou Noront Mineral Development Co. Ltd. is the registered holder of the property and which company is a wholly-owned subsidiary of Noront Resources Ltd. and is established in the Peoples Republic of China.

C.  The Optionee wishes to acquire an option to earn a 20% interest of the 50% interest held by the Optionors by agreeing to undertake and satisfy all of the Optionors’ obligations in their agreement with BaoTou Noront Mineral Development Co. Ltd. (this original agreement is attached) and delivering 2,200,000 shares of Newport Gold, Inc. in total to the Optionors (these shares will be subject to a minimum one year hold and subject to all other jurisdictional security regulations and rules) in addition to a total 2.2% N.S.R. on all metals produced from the Optionors’ interest in the property.  Each individual is independent from the other.  Each individual would receive 200,000 shares of Newport Gold, Inc. and a 0.2% N.S.R. of the metals produced from the Optionors’ interest in the property, except for Gloria Meyers and Melissa Monaghan who will receive 400,000 shares each and a 0.4% N.S.R.  The Optionors also grant the Optionee a first right of refusal on acquiring the remainder of their 50% interest for a period of one year.

In summary, the Optionee must deliver to Noront Resources Ltd. a total of 800,000 shares of common stock of Newport Gold, Inc. by February 1, 2009 and incur $750,000 U.S. of exploration expenditures.  The first year obligation is 300,000 shares and an exploration expenditure of $250,000.

There is no material relationship between the Registrant or its affiliates and any of the parties other than in respect of this material agreement.

By:  NEWPORT GOLD INC,  “Optionee”

By:  Optionors

WITNESS:                                                     OPTIONORS:

________________________                        _______s/s________________

                                                                        Gloria Meyers

________________________                        _____s/s_______________________

                                                                        Richard Frigault

________________________                        _______s/s___________________

                                                                        Nina Petersen

________________________                        _______s/s___________________

                                                                        Melissa Monaghan

________________________                        _____s/s_____________________

                                                                        Norma Potashnyz

________________________                        ____s/s________________________

                                                                        John Evans

________________________                        _____s/s______________________

                                                                        Angelo Froudakis

Schedule A

THE PROPERTY

Exploration Permit No. 0100000520137 Located at geographic position K49E016009 Comprised of 5.16 km(2)

Schedule B

TREASURY ORDER NEWPORT GOLD INC.

NAME	SHARES
Gloria Meyers c/o RH Small Insurance 470 Hensall Cres. Mississauga,On.Canada	400,000
Richard Frigault 249 Gagnon St. Beresford, NB Canada E8K 1T9	200,000
Nina Petersen 266 Kribs St. Camebridge, On Canada N3C 2L7	200,000
Melissa Monaghan 2945 Thomas St. #126 Mississauga, On. Canada L5M 6C1	400,000
Norma Potashnyz 25 Sunnywood Dr. Richmond Hill, On Canada L4O 6W2	200,000
John Evans 1706 Linconshine Blvd Mississauga, On	200,000
Angelo Froudakis 6044 Camreen Circle Mississauga, On. Canada L5H 4M8	200,000
Jim Cooper 5206 Charnwood Cres. Mississauga, On Canada L5M 2J9	200,000
Keith Howell Villa 7, Compound 9, Street 53 Mirdiff, Dubai, U.A.E	200,000
Noront Resources 15 Toronto St. Suite 1000 Toronto, On Canada M5C 2E3	300,000